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                                                            Exhibit 10.38

["****" indicates material omitted and filed separately with the Securities and Exchange Commission Pursuant to a request for confidential treatment.]

January 4, 2000

Mr. Ed Gdula
Bayer Corporation
400 Morgan Lane
West Haven, CT 06516

Dear Ed:

The purpose of this letter is to confirm that additional fractionation capacity will be made available by VITEX and accepted by Bayer Corporation for calendar year 2001 through 2003. VITEX will be able to process **** additional liters of Bayer Input (as defined in the Agreement between VITEX and Bayer executed January 24th, 1996) for a total of **** liters processed by VITEX in 2001 through 2003. Bayer agrees to accept all **** liters in each year.

Bayer and VITEX agree that the terms and conditions of the original agreement between Bayer and VITEX dated February 7, 1995 and as amended on January 24, 1996 and again on December 22, 1997 and by subsequent letter amendments will apply to the incremental processing capacity referenced above.

Except as modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Please indicate your acceptance of the above by having the appropriate person sign below and returning one copy of this letter to me.

Sincerely,

/s/ John R. Barr
John R. Barr
President and CEO

Name: Jan Turek /s/ Jan Turek
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Date: January 4, 2000
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